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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Marsh Supermarkets, Inc. (the "Company") on Form 10-Q for the period ending January 7, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas
W. Dougherty, Executive Vice President -- Finance and Administration of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1)   The Report fully complies with the requirements of
                        Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2)   The information contained in the Report fairly presents,
                        in all material respects, the financial condition and results of operations of the Company.

/s/  Douglas W. Dougherty
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Douglas W. Dougherty
Executive Vice President -- Finance
  and Administration
February 21, 2006